                                 AMENDMENT NO. 3

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated October 1, 1996, as amended September 17, 1997, and December 18, 2002, by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., Allstate Life Insurance Company of New York, and Allstate Life Financial Services, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                                     SEPARATE ACCOUNTS UTILIZING THE
        FUNDS AVAILABLE UNDER THE POLICIES                        FUNDS                  CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
        ----------------------------------          --------------------------------   ---------------------------------------------
                 SERIES I SHARES
AIM V.I. Aggressive Growth Fund                     Allstate Life of  New York         -    AIM Lifetime Plus NY
AIM V.I. Balanced Fund                              Separate Account A
AIM V.I. Basic Value Fund                                                              -    AIM Lifetime Plus II NY
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund                                                     -    AIM Lifetime Enhanced Choice NY
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund                                                              -    AIM Provider
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Diversified Income Fund                                                       -    AIM Provider Ultra VA NY
AIM V.I. Global Utilities Fund
AIM V.I. Government Securities Fund                                                    -    Allstate Custom Portfolio (HSBC version)
AIM V.I. Growth Fund
AIM V.I. High Yield Fund                                                               -    Select Directions NY
AIM V.I. International Growth Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. New Technology Fund                        Allstate Life of New York          -    Allstate Variable Annuity II
AIM V.I. Premier Equity Fund II                     Variable Annuity Account II
                                                                                       -    Allstate Preferred Client

                                                                                       -    Allstate Variable Annuity 3

                                                                                       -    Allstate Variable Annuity 3 Asset
                                                                                            Manager

AIM V.I. Mid Cap Core Equity Fund - Series II
AIM V.I. Money Market Fund - Series II

AIM V.I. New Technology Fund - Series II            Allstate Life of New York          -    Consultant Accumulator VUL
                                                    Variable Life Separate Account A
AIM V.I. Premier Equity Fund - Series II                                               -    Consultant Protector VUL

                 SERIES II SHARES

AIM V.I. Aggressive Growth Fund - Series II         Allstate Life of New York          -    AIM Lifetime America Classic NY
AIM V.I. Balanced Fund - Series II                  Separate Account A
AIM V.I. Basic Value Fund - Series II                                                  -    AIM Lifetime America Regal NY
AIM V.I. Blue Chip Fund - Series II
                                                                                       -    AIM Lifetime America Freedom NY
AIM V.I. Capital Appreciation Fund - Series II
AIM V.I. Capital Development Fund - Series II       Allstate Life of New York          -    Morgan Stanley Variable Annuity
AIM V.I. Core Equity Fund - Series II               Variable Annuity Account II
AIM V.I. Dent Demographic Trends Fund - Series II                                      -    Morgan Stanley Variable Annuity
AIM V.I. Diversified Income Fund - Series II
AIM V.I. Global Utilities Fund - Series II
AIM V.I. Government Securities Fund - Series II     Allstate Life of New York
AIM V.I. Growth Fund - Series II                    Variable Life Separate Account A
AIM V.I. High Yield Fund - Series II
AIM V.I. International Growth Fund - Series II
AIM V.I. Mid Cap Core Equity Fund - Series II
AIM V.I. Money Market Fund - Series II
AIM V.I. New Technology Fund - Series II
AIM V.I. Premier Equity Fund - Series II

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized officers to execute this Amendment as of the 1st day of May, 2003.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ Timothy N. Vander Pas
    ----------------------------------
Name: Timothy N. Vander Pas
Title: Assistant Vice President


AIM VARIABLE INSURANCE FUNDS


By: /s/ Robert H. Graham
    ----------------------------------
Name: Robert H. Graham
Title: President


A I M DISTRIBUTORS, INC.


By: /s/ Gene L. Needles
    ----------------------------------
Name: Gene L. Needles
Title: President


ALLSTATE LIFE FINANCIAL SERVICES, INC.


By: /s/ J. Kevin McCarthy
    ----------------------------------
Name: J. Kevin McCarthy
Title: President


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